SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K


                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     May 23, 2005
                                                         -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                0-31080                68-0434802
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(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)        Identification No.)


1190 Airport Road, Suite 101, Napa, California              94558
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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code      (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03      Amendments  to Articles  of  Incorporation  or Bylaws;  Change of
               Fiscal Year


Amendment to Bylaws
-------------------


         On May 23, 2005 the Board of  Directors  of North Bay  Bancorp  amended
Article II, Section 4. of the Company's Amended and Restated Bylaws changing the date of the Company's annual meeting of shareholders from the 4th Tuesday of April each year to the 2nd Thursday of May of each year. The amendment is effective beginning with the Company's 2006 annual meeting of shareholders.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 23,  2005              NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)


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